Northwestern Mutual Series Fund, Inc.

Supplement Dated August 28, 2009 to the

Prospectus Dated May 1, 2009

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2009, a copy of which you have already received, as supplemented to date (the “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Appointment of Sub-Adviser for International Growth Portfolio

On August 6, 2009, the Board of Directors of the Fund approved an Investment Sub-Advisory Agreement with Janus Capital Management LLC (“Janus”) relating to the Fund’s International Growth Portfolio. Janus will begin to provide sub-advisory services to the Portfolio on or about September 25, 2009. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of the appointment of Janus as sub-adviser, certain sections of the Prospectus shall be amended effective September 25, 2009, as follows:

International Growth Portfolio – Summary

The second, third, fourth and fifth paragraphs of the “Objective and Strategy” section of the Portfolio Summary with respect to the International Growth Portfolio shall be amended to read as follows:

“Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the United States. The Portfolio normally invests in a core group of 50-70 equity securities. The Portfolio may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers. The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

The Adviser applies a “bottom up” approach in choosing investments. In other words, the Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The Portfolio invests in companies after assessing their growth potential. If the Adviser is unable to find such investments, the Portfolio’s uninvested assets may be held in cash or similar investments, subject to the Portfolio’s specific investment policies. The Adviser normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the respective weighting of the Morgan Stanley Capital International EAFE® Index.

Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions) for different purposes, including hedging, to earn income and to seek to enhance returns.

The Portfolio may reduce its position in a particular holding in order to secure gains, if there is a deterioration in the holding’s fundamentals or to make room in the Portfolio for more promising opportunities.”

In addition, the “Principal Risks” section of the Portfolio Summary with respect to such Portfolio is revised to include Focus Risk and to delete Exchange Traded Funds Risk.

Finally, in connection with the appointment of Janus as sub-adviser, the Portfolio’s primary benchmark index will be changed from the S&P® Global ex-US LargeMidCap Index to the Morgan Stanley Capital International All Country World (ex-US) Growth Index, and the Portfolio will use the Morgan Stanley Capital International EAFE® Index as a secondary comparative index.

The Investment Adviser and Sub-Advisers

The following text replaces the information set forth under the “International Growth Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS:”

“Laurent Saltiel manages the International Growth Portfolio. He is an Executive Vice President with Janus and also manages other Janus accounts. Mr. Saltiel joined Janus in 2002 as an equity research analyst. He holds a Bachelor’s degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and a Master’s degree from Harvard Business School.”

Portfolio Manager Retirement

Thomas A. Carroll, who currently acts as co-portfolio manager for the International Growth Portfolio and shares responsibility for the management of the international equity portions of the Asset Allocation and Balanced Portfolios, will retire on September 30, 2009. Accordingly, all references in the Prospectus to Mr. Carroll shall be deemed deleted on and after such date.